Exhibit 99.1

Kopin Announces Proposed Public Offering of Common Stock and Pre-Funded Warrants

Jan 24, 2023

WESTBOROUGH, Mass. – Kopin Corporation (Nasdaq: KOPN), a leading provider of application-specific optical solutions for defense, enterprise, industrial, and consumer products, today announced that it intends to offer shares of its common stock and pre-funded warrants for sale in an underwritten public offering. Kopin intends to grant the underwriters of the offering a 30-day option to purchase up to an additional 15% of the number of shares of common stock sold in connection with the offering. The proposed offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Kopin intends to use the net proceeds from the offering for working capital and general corporate purposes.

Stifel is acting as sole book running manager in connection with the public offering.

A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website located at www.sec.gov. When available, copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may be obtained from Stifel, Nicolaus & Company, Incorporated, Attention: Syndicate, One Montgomery Street, Suite 3700, San Francisco, California 94104, or by telephone at 415-364-2720 or by email at syndprospectus@stifel.com.

Before investing in the offering, you should read in their entirety the preliminary prospectus supplement and its accompanying prospectus to be filed with the SEC, and the other documents that Kopin has filed with the SEC that will be incorporated by reference in the prospectus supplement and its accompanying prospectus, which will provide more information about Kopin and the offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Kopin

Kopin Corporation is a leading provider of application-specific optical solutions for defense, enterprise, industrial, and consumer products. Kopin’s technology portfolio includes ultra-small microdisplays (AMLCD, OLED, FLCOS and MicroLED displays), optics, speech enhancement technology, and low-power ASICs. For more information, please visit Kopin’s website at www.kopin.com.

Forward-Looking Statements

Statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the safe harbor created by such sections. Words such as “intends,” “expects,” “believes,” “can,” “will,” and variations of such words and similar expressions, and the negatives thereof, are intended to identify such forward-

looking statements. These forward-looking statements include statements about the offering, Kopin’s intention to grant the underwriters a 30-day option to purchase additional shares in the offering, and Kopin’s intended use of proceeds generated from the offering. We caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and advise readers that these forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates, and assumptions by us that are difficult to predict. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release, except as may otherwise be required by the federal securities laws. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in Part I, Item 1A. Risk Factors; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and other parts of our Annual Report on Form 10-K for the fiscal year ended December 25, 2021, as updated from time to time in our Securities and Exchange Commission filings.

Kopin Investor Relations

Richard Sneider, (508) 870-5959

CFO

rsneider@kopin.com

OR

JoAnn Horne, (415) 445-3233

Market Street Partners

JHorne@marketstreetpartners.com